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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the LSI Logic Corporation 1991 Equity Incentive Plan of our report, which appears January 23, 2001, which is included in LSI Logic Corporation's Annual Report on Form 10-K for the year ended December 31, 2000

                                       /s/ PricewaterhouseCoopers LLP


July 27, 2001
San Jose, California